UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended

June 30, 2010

Portfolio 21
Message from Portfolio 21’s founders

Dear Friends,

In the aftermath of the BP oil disaster, we have received numerous queries from investors and journalists as to whether Portfolio 21 invests in BP and why, or why not.  In June, we issued a public statement to explain why our selection criteria favor renewable energy and prevented an investment in BP.

The gulf oil disaster is a harsh reminder of the risks we have taken on with our fossil fuel-based system.  Portfolio 21 does not invest in oil companies because we believe the environmental and financial risks—extraction, distribution, and greenhouse gases—are too great.  We would invest in an oil company only if the company had made a significant commitment to renewable energy, conservation, and efficiency.  With respect to BP, as well as other major oil firms, the actual dollars that have been directed to developing renewable energy capacity and production are insignificant—mere rounding errors, in our opinion.  We prefer to invest in companies whose incentives are aligned not with selling more oil but with using energy efficiently (such as smart grids) and developing alternatives (such as wind and solar).

For us, the decision to avoid oil companies is a simple matter of risk and return.  As oil supplies become less and less accessible, exploration, drilling and production become more costly, complicated, and technical.  Not only are the upfront costs high, but the ongoing risks of spills, explosions, and other accidents escalate.  For example, BP was drilling through 5,000 feet of water.  In the late 1970’s, offshore drilling occurred closer to shore and on the continental shelf at approximately 1,000 feet.  The shift from near shore to miles offshore, and from fairly shallow to much deeper water, required sophisticated new technology, expensive equipment, and rigorous training and safety measures.  Dwindling shallow reserves and increasing demand for fossil fuels combined to encourage BP and others to incur greater financial and physical risks in search of profits.

That’s why, when we evaluate oil companies, we are primarily concerned with the substantive efforts they are making to transition to cleaner, cheaper, and simpler forms of energy production.  So far, we have not identified a major oil company that has made a substantive commitment.

This means that Portfolio 21 is underweighted in the “traditional” (oil and gas) energy sector and illustrates why we do not subscribe to the “best in class” approach to investing.  In our view, there are some sectors that are generally unattractive.  In some cases, this is because they operate with extremely small profit margins or because they are highly regulated and restrained.  In the case of oil companies, it is because the sector is generally in the position of chasing increasingly scarcer resources at higher costs and greater risk.  While oil prices are expected to increase in the face of scarcity, there is certainly no guarantee that there will be a predictable path or that oil companies will be able to maintain their healthy profit margins.  It is even conceivable that some of the tax benefits they have enjoyed may shift away from fossil fuels to renewable energy.

For investments in the energy sector, Portfolio 21 has selected companies that it believes will help lead the transition from fossil fuels to renewable energy.  These companies include Vestas, Johnson Controls, National Grid, Scottish & Southern Energy, Sharp Electronics, Iberdrola Renovables, Verbund, Red Electrica, Schneider Electric, Ormat, Acciona, EDF Energies Nouvelles, Abengoa, SunPower, Itron, and EDP Renovaveis.  Two of Portfolio 21’s favorites are Ormat, a geothermal and recovered energy company, and Iberdrola Renovables, Spain’s largest renewable energy generator, with specialties in wind and small hydroelectric power.  All of the companies in Portfolio 21 are profiled on our web site under Holdings.

In light of the questions raised by the BP disaster, Portfolio 21’s guiding selection criteria are the simple answer to why we have never invested in an oil company.  Companies should:

•	Adapt business models to seek competitive advantages in the face of declining natural systems and resources (e.g., fresh water, oil, and other raw materials).

•	Reduce environmental impact of products and/or services.

•	Innovate efficiently by re-using resources and creating closed-loop systems.

•	Commit resources for environmental strategies in research & development and capital investments.

•	Manage environmental impacts and liabilities with action plans, environmental accounting, and reporting.

•	Communicate with employees, stakeholders, and peers about environmental priorities and best practices.

•	Avoid legal, financial, and public reputation risks and liabilities associated with greenhouse gases, superfund sites, spills, and toxic releases.

As always, we thank you for entrusting us with your investment funds and encourage you to contact us with questions, suggestions, and comments.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 6/30/10

Portfolio 21 performance against the MSCI World Equity Index is presented below.  Fund returns have trailed the index over the past year, but remain above benchmark over the longer term.

		Average Annual				Gross
	1	3	5	10	Since	Expense
	Year	Years	Years	Years	Inception	Ratio
Retail
Inception: 9/30/99	9.19%	-8.82%	3.15%	1.43%	3.00%	1.54%
MSCI World
Equity Index	10.77%	-10.94%	0.61%	-0.53%	0.74%

Institutional
Inception: 3/30/07	9.51%	-8.56%	N/A	N/A	-6.20%	1.24%
MSCI World
Equity Index	10.77%	-10.94%	N/A	N/A	-8.33%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Global stock markets suffered their worst six month decline since the first half of 2008 in 2010, after rebounding sharply in 2009 on a recovering global economy.  However, stock returns have remained positive over the past twelve months.  Market returns in the first half of 2010 were a tale of two quarters.  It was the best of times in the first quarter when investor attention was concentrated on better-than-expected corporate earnings reports, driven by higher revenues and continued cost cutting.  It was the worst of times during the second quarter when the European debt crisis erupted and investor attention shifted to macroeconomic trends.  Evidence has been piling up that the global economy is growing, but not as fast as investors had hoped for earlier this year.  Also, as governments step back from their big stimulus spending programs, economies are likely to slow further.  This could mean continued volatility and sluggish markets over the remainder of 2010 as investors digest incoming economic data and evaluate prospects for growth in 2011 and 2012.

Portfolio 21 returns matched MSCI World Equity market performance during the first half of 2010, but fund performance lagged benchmark returns over the past twelve months.  Portfolio 21 faced strong headwinds on the geographic allocation front.  European equity and currency markets underperformed on sovereign debt concerns.  Fund performance was inhibited by a higher than market allocation to foreign assets and particularly European stocks.  The euro depreciated to four-year lows versus the U.S. dollar during the first half of the year, earning the dubious distinction of being the worst-performing major currency this year.  The British pound, Swedish krona, and Danish krone all depreciated against the U.S. dollar during the period as well, as capital fled risky regions to perceived “safe havens” like U.S. and Japanese government debt and gold.

Pressures are building in Washington to start exercising some fiscal austerity, although there is little sign that the White House is listening.  U.S. budget deficits are poised to rise to new record levels.  Some expect the deficit, now at around 10% of gross domestic product (GDP), to surge to over 20% by 2020 and continue to rise beyond that.  Furthermore, baby boomers are beginning to retire and healthcare costs keep rising.  The U.S. has failed to set out a credible plan to address a huge budget deficit.  It continues to exercise loose fiscal and monetary policy, which is usually a recipe for a weak currency.  Yet the dollar, in the midst of Europe’s sovereign debt crisis, remains strong.  The reason is that there is no realistic alternative for the world’s excess savers in northern Europe and Asia, who are piling up official reserves.  However, the U.S. is inching closer to the day when Asian governments grow reluctant to lend ever-increasing sums of money to the U.S. Treasury at low interest rates.  This will mean a plunge in the U.S. dollar or a jump in bond market interest rates.  It will also result in government spending cuts and tax increases.

Portfolio 21 fund performance was impacted positively by economic sector allocation during the first half of 2010 and over the past year.  Environmental disasters and costs drove sector performance as markets discounted ecological risk at a higher pace.  The BP oil spill hammered BP’s and its partners’ stock prices, as well as exploration and production peers.  The energy sector was among the worst performing economic sector during the period.  Even when the oil flow from the BP spill is stopped, the damage to marshes, coral, and marine life will persist.  The Gulf of Mexico may be on its way to becoming an ecological and economic dead zone with no resolution in sight.  The spill has already surpassed the Exxon Valdez as the worst in U.S. history.  Portfolio 21 does not invest in traditional oil and gas companies; instead the fund focuses on renewable energy and energy efficiency, as environmental risks and costs increase for energy extraction and production and the alternative energy technology market continues to develop.

The utilities sector, traditionally a good sector bet during periods of ultra-low interest rates, underperformed as investors appeared to discount environmental risk here, too.  In fact, the utilities sector was the only economic sector to lose value during the past twelve months.  Some fund holdings were among the worst performing sector stocks, as utilities with exposure to Southern Europe dropped on government subsidy cuts and prospects for slower economic growth in the region.  The potential for legislation in the U.S. and increasing costs may have influenced performance.  Obama and Democratic allies signaled they would shelve a plan for a broad cap on carbon emissions and try for a more limited bill.  The National Academy of Scientists issued a report asserting mankind’s role in altering the climate and calling for specific policy measures to help forestall undesirable events.  Bold steps are needed to cut fossil fuel use, such as a carbon tax or a cap-and-trade system, which offers monetary incentives to cut emissions of pollutants.  Portfolio 21 is focused on utility companies that are committed to moving to low- or no-emissions service generation.

Beyond markets, sectors, and currencies, individual stock performance had a considerable impact on fund performance over the last year:

Novo Nordisk, Portfolio 21’s largest holding, provided the greatest contribution to positive fund performance during the first half of 2010 and over the past twelve months.  Novo Nordisk is a top quality pharmaceuticals company that stands out among its peers, showing strong growth and a persistency of earnings that is unrivalled in today’s modern pharma era.  In particular, its insulin business seems to be the envy of the industry, benefiting from strong demographics, limited competition, and solid management.  The stock was up 75% over the past year.  Shares jumped on positive efficacy data regarding the company’s latest diabetes drug.  The U.S. Food and Drug Administration cleared the drugmaker’s Victoza to treat adults with type 2 diabetes in January.  Furthermore, an efficacy study released in March showed that patients who switched to Victoza from competing treatments experienced better blood sugar control and weight loss.

Google, the fund’s second largest holding, provides a free search engine for users around the world and generates revenue whenever a user clicks on a text ad displayed alongside the search results.  The company underperformed its information technology sector peers over the past year due to doubts over business line expansion and increased competition.  Google shares declined after reporting first-quarter profit that fell short of some analysts’ estimates after it increased spending to enter new markets and maintain its lead in online search advertising.  The stock was depressed early in the year after the company threatened to leave China after an investigation found it had been hit with cyber attacks it believes originated in the country.  We feel the selling has been overdone and look for the company’s innovation and emphasis on energy efficiency to buoy future results.

Tennant engages in the design, manufacture, and marketing of cleaning solutions worldwide.  The company’s products include scrubbers, sweepers, extractors, burnishers, buffers, floor coatings, and full-service equipment support.  Tennant’s marketing materials assure us that the company’s products help “create a cleaner, safer world.”  In an age where green-washing is rampant, many companies make the same type of claim.  It is our conclusion, however, that Tennant’s intentions go beyond marketing and the company is actually attempting to make itself and its products more environmentally sustainable.  The company’s stock was up 30% in the last six months and nearly doubled in price over the past twelve as strength in Asia and Latin America overcame sluggishness at home and in Europe.  We look for the company to continue to leverage its environmental expertise through products like the ec-H2O cleaning machine technology, which utilizes only water and requires no added chemicals.

Baxter International is a global healthcare company with a strong commitment to the environment.  The company has a product development process for all of its medical devices, including a life-cycle assessment designed to minimize environmental impacts in the early stages of design.  The company engages in a wide variety of environmental initiatives to reduce energy and materials use, reduce waste and pollution, and thereby save substantial amounts of money.  Baxter shares fell after the company slashed profit projections for 2010 in April, citing a slow market and falling prices for plasma-based products.  In May, the Food and Drug Administration ordered Baxter to remove all of its Colleague infusion pumps now on the market, opening the door to rival pump makers.  However, we are optimistic about the company’s future.  Baxter has 25 drugs in development with the potential to generate billions in annual sales.

The information above represents the opinions of Portfolio 21, is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following annual report for the Fund’s holdings as of June 30, 2010.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. You cannot invest directly in an index.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2010 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$1,692,143	0.55%
Austria	1,988,895	0.64%
Belgium	1,442,564	0.47%
Brazil	6,219,866	2.01%
Canada	3,840,778	1.24%
Denmark	20,704,065	6.69%
Finland	2,322,750	0.75%
France	14,954,883	4.84%
Germany	11,816,695	3.82%
Hong Kong	1,278,833	0.41%
Italy	967,733	0.31%
Japan	20,929,765	6.77%
Netherlands	4,403,926	1.42%
Singapore	576,433	0.19%
Spain	16,376,529	5.30%
Sweden	18,949,490	6.13%
Switzerland	20,000,611	6.47%
United Kingdom	24,530,934	7.93%
United States	137,859,023	44.57%
Liabilities in Excess
of Other Assets:	(1,559,729)	-0.51%
Total	$309,296,187	100.00%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2010 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10–6/30/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 calendar

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/10	6/30/10	1/1/10 – 6/30/10*
Portfolio 21 Actual	$1,000	$904	$7.08
Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.50

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/10	6/30/10	1/1/10 – 6/30/10*
Portfolio 21 - Institutional
Class Actual	$1,000	$906	$5.67
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) for Retail Class shares and 1.20% (reflecting fee waivers in effect) for Institutional Class shares  multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return Period Ended June 30, 2010
1 Year	9.19%
5 Year	3.15%
10 Year	1.43%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2000, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2010, the S&P 500 Index returned 14.43%, -0.79% and -1.59% for the one-year, five-year and ten-year periods, respectively.

As of June 30, 2010, the MSCI World Index returned 10.77%, 0.61% and -0.53% for the one-year, five-year and ten-year periods, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21 – Institutional Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return Period Ended June 30, 2010
1 Year	9.51%
3 Year	(8.56)%
Since Inception (3/30/07)	(6.20)%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 30, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2010, the S&P 500 Index returned 14.43%, -9.81% and -7.37% for the one-year, three-year and since inception periods, respectively.

As of June 30, 2010, the MSCI World Index returned 10.77%, -10.94% and -8.33% for the one-year, three-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value
COMMON STOCKS: 86.6%
Automobiles & Components: 2.0%
100,000	Denso Corp.
	(Japan)	$2,763,891
130,000	Johnson
	Controls, Inc.
	(United States)	3,493,100
		6,256,991
Banks: 2.2%
285,000	HSBC Holdings PLC
	(United Kingdom)	2,603,673
30,000	Royal Bank of
	Canada (Canada)	1,428,773
437,484	UniCredit SpA
	(Italy)	967,733
96,000	Westpac Banking
	Corp. (Australia)	1,692,142
		6,692,321
Capital Goods: 9.2%
150,000	ABB Ltd.
	(Switzerland)	2,611,590
60,000	Abengoa SA (Spain)	1,162,648
15,000	Acciona SA (Spain)	1,141,583
68,000	Apogee Enterprises,
	Inc. (United States)	736,440
240,000	Atlas Copco AB -
	Class A (Sweden)	3,508,962
51,000	Eaton Corp.
	(United States)	3,337,440
250,000	Hyflux Ltd.
	(Singapore)	576,433
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,229,669
18,000	Schneider Electric
	SA (France)	1,818,003
34,000	Siemens AG -
	Registered Shares
	(Germany)	3,040,957
87,000	Skanska AB -
	Class B (Sweden)	1,258,681
213,300	SKF AB - Class B
	(Sweden)	3,828,135
80,000	Tennant Co.
	(United States)	2,705,600
138,000	Volvo AB - Class B
	(Sweden)	1,526,115
		28,482,256
Commercial Services & Supplies: 0.3%
43,800	Herman Miller, Inc.
	(United States)	826,506
Consumer Durables & Supplies: 4.2%
102,000	Electrolux AB -
	Class B (Sweden)	2,331,804
100,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	2,984,000
58,000	Nike, Inc.
	(United States)	3,917,900
225,000	Sharp Corp. (Japan)	2,373,443
35,200	Shimano, Inc.
	(Japan)	1,510,315
		13,117,462
Diversified Financial Services: 0.1%
19,489	Climate Exchange
	(United Kingdom)	217,515
Energy: 1.3%
100,000	Vestas Wind Systems
	A/S (Denmark) (a)	4,161,611
Food & Staples Retailing: 2.9%
60,000	Carrefour SA (France)	2,380,056
200,000	Tesco PLC
	(United Kingdom)	1,128,281
114,000	United Natural
	Foods, Inc.
	(United States) (a)	3,406,320
57,000	Whole Foods
	Market, Inc.
	(United States) (a)	2,053,140
		8,967,797
Food, Beverage & Tobacco: 0.3%
100,000	Cosan Ltd. - Class A
	(Brazil) (a)	934,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
Health Care Equipment & Services: 3.2%
160,000	Baxter
	International, Inc.
	(United States)	$6,502,400
80,000	Olympus Corp.
	(Japan)	1,895,117
150,000	Smith & Nephew
	PLC (United
	Kingdom)	1,417,131
		9,814,648
Hotels, Restaurants & Leisure: 0.8%
56,000	Accor SA (France)	2,592,544
Household & Personal Products: 0.7%
100,000	Natura Cosmeticos
	SA (Brazil)	2,216,066
Insurance: 0.2%
135,000	Aviva PLC
	(United Kingdom)	627,370
Internet Software & Services: 0.8%
130,000	Ebay, Inc.
	(United States)	2,549,300
Life Sciences Tools & Services: 0.4%
25,000	Life
	Technologies Corp.
	(United States)	1,181,250
Materials: 10.0%
22,293	Air Liquide (France)	2,251,332
105,000	Ecolab, Inc.
	(United States)	4,715,550
65,000	Johnson Matthey
	PLC
	(United Kingdom)	1,444,102
47,000	Novozymes A/S -
	Class B (Denmark)	5,015,137
70,000	Nucor Corp.
	(United States)	2,679,600
50,000	Praxair, Inc.
	(United States)	3,799,500
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	2,352,000
46,000	Sonoco Products Co.
	(United States)	1,402,080
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	4,022,380
600,000	Teijin Ltd. (Japan)	1,781,376
50,000	Umicore (Belgium)	1,442,564
		30,905,621
Media: 1.1%
100,000	British Sky
	Broadcasting Group
	PLC (United
	Kingdom)	1,044,177
300,000	Reed Elsevier PLC
	(United Kingdom)	2,224,437
		3,268,614
Personal Products: 0.6%
20,000	L’oreal (France)	1,958,207
Pharmaceuticals & Biotechnology: 12.2%
80,000	Johnson & Johnson
	(United States)	4,724,800
160,000	Novartis AG
	(Switzerland)	7,754,100
27,600	Novo-Nordisk A/S -
	ADR (Denmark)	2,236,152
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	9,291,166
70,000	Roche Holding AG
	(Switzerland)	9,634,920
65,000	Waters Corp.
	(United States) (a)	4,205,500
		37,846,638
Real Estate: 2.5%
200,000	British Land Co. PLC
	(United Kingdom)	1,291,887
100,000	Potlatch Corp.
	(United States)	3,573,000
17,000	Unibail-Rodamco
	SA (France)	2,770,702
		7,635,589

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
Retailing: 3.5%
90,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	$2,473,413
700,000	Kingfisher PLC
	(United Kingdom)	2,192,792
200,000	Marks & Spencer
	Group PLC
	(United Kingdom)	985,282
275,000	Staples, Inc.
	(United States)	5,238,750
		10,890,237
Semiconductors & Semiconductor
Equipment: 1.7%
25,000	American
	Superconductor
	Corp. (United
	States) (a)	667,250
115,000	Applied
	Materials, Inc.
	(United States)	1,382,300
160,000	Intel Corp.
	(United States)	3,112,000
		5,161,550
Software & Services: 4.5%
75,000	Adobe Systems, Inc.
	(United States) (a)	1,982,250
111,000	Autodesk, Inc.
	(United States) (a)	2,703,960
21,000	Google, Inc.
	(United States) (a)	9,343,950
		14,030,160
Specialty Retail: 0.6%
50,000	Best Buy, Inc.
	(United States)	1,693,000
Technology Hardware & Equipment: 7.7%
124,950	Canon, Inc. (Japan)	4,656,818
150,000	Cisco Systems, Inc.
	(United States) (a)	3,196,500
25,000	Echelon Corp.
	(United States) (a)	183,250
62,300	Hewlett-Packard Co.
	(United States)	2,696,344
46,000	International
	Business Machines
	Corp.
	(United States)	5,680,080
15,000	Itron, Inc.
	(United States) (a)	927,300
87,000	NetApp, Inc.
	(United States) (a)	3,245,970
285,000	Nokia OYJ - ADR
	(Finland)	2,322,750
61,500	Sunpower Corp. -
	Class A
	(United States) (a)	744,150
		23,653,162
Telecommunication Services: 2.7%
450,000	Telefonica SA
	(Spain)	8,336,129
Transportation: 4.1%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	2,412,005
200,000	Deutsche Post AG
	(Germany)	2,916,033
53,000	East Japan
	Railway Co. (Japan)	3,529,035
180,000	Mitsui OSK
	Lines Ltd. (Japan)	1,190,100
375,000	MTR Corp.
	(Hong Kong)	1,278,833
56,375	TNT NV
	(Netherlands)	1,419,926
		12,745,932
Utilities: 6.8%
35,000	EDF Energies
	Nouvelles SA
	(France)	1,184,040
145,000	EDP Renovaveis SA
	(Spain) (a)	853,963
700,000	Iberdrola Renovables
	SA (Spain)	2,196,829

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
Utilities (Continued)
400,004	National Grid PLC
	(United Kingdom)	$2,920,413
65,000	Verbund AG
	(Austria)	1,988,895
50,000	Ormat
	Technologies, Inc.
	(United States)	1,414,500
80,000	Portland General
	Electric Co.
	(United States)	1,466,400
75,000	Red Electrica
	Corporacion SA
	(Spain)	2,685,377
210,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	3,497,334
160,000	Severn Trent PLC
	(United Kingdom)	2,936,541
		21,144,292
TOTAL COMMON STOCKS
(Cost $266,273,489)		267,906,768
PREFERRED STOCKS: 2.9%
Commercial Banks: 1.0%
80,000	Banco Bradesco S A
	(Brazil)	1,268,800
100,000	Itau Unibanco
	Holding SA
	(Brazil)	1,801,000
		3,069,800
Household & Personal Products: 1.9%
120,000	Henkel KGaA
	(Germany)	5,859,705
TOTAL PREFERRED STOCKS
(Cost $7,108,014)		8,929,505

Principal
Amount
SHORT-TERM INVESTMENTS: 11.0%
Certificates of Deposit: 0.7%
	Calvert Social
	Investment
$1,000,000	Foundation 2.000%, 04/15/2011	1,000,000
500,000	New Resource Bank 0.850%, 07/22/2010	500,000
	Permaculture
25,284	Credit Union 2.000%, 09/27/2010	25,284
	Self-Help
100,000	Credit Union 2.050%, 08/20/2010	100,000
200,000	ShoreBank 0.700%, 10/14/2010	200,000
	1.070%,
286,650	08/12/2010	286,650
		2,111,934

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Principal
Amount		Value
Money Market Funds: 10.3%
$15,217,592	AIM Liquid
	Assets -
	Institutional
	Class, 0.186% (b)	$15,217,592
15,395,560	Fidelity Money
	Market Portfolio -
	Select Class, 0.214% (b)	15,395,560
1,294,557	Goldman Sachs
	Financial Square
	Government
	Fund -
	Institutional Class, 0.031% (b)	1,294,557
		31,907,709
TOTAL SHORT-TERM INVESTMENTS
(Cost $34,019,643)		34,019,643
TOTAL INVESTMENTS IN SECURITIES: 100.5%
(Cost $307,401,146)		310,855,916
Liabilities in Excess of
Other Assets: (0.5)%		(1,559,729)
TOTAL NET ASSETS: 100.0%		$309,296,187

(a)Non-income producing security.
(b)7-Day Yield as of June 30, 2010.
ADR American Depository Receipt

Percent
of Total
Country	Net Assets
Australia	0.55%
Austria	0.64%
Belgium	0.47%
Brazil	2.01%
Canada	1.24%
Denmark	6.69%
Finland	0.75%
France	4.84%
Germany	3.82%
Hong Kong	0.41%
Italy	0.31%
Japan	6.77%
Netherlands	1.42%
Singapore	0.19%
Spain	5.30%
Sweden	6.13%
Switzerland	6.47%
United Kingdom	7.93%
United States	44.57%
Liabilities in Excess of
Other Assets	-0.51%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010

ASSETS
Investments in securities, at value (cost $307,401,146) (Note 2)	$310,855,916
Cash	54,442
Receivables:
Dividends and interest	1,084,040
Fund shares sold	438,650
Prepaid expenses	39,611
Total assets	312,472,659

LIABILITIES
Payables:
Investment securities purchased	2,585,463
Fund shares redeemed	86,734
Investment advisory fees, net	243,842
Administration fees	45,179
Custody fees	17,000
Fund accounting fees	19,647
Distribution fees	127,654
Transfer agent fees	11,736
Chief Compliance Officer fees	2,082
Other accrued expenses	37,135
Total liabilities	3,176,472
NET ASSETS	$309,296,187

COMPONENTS OF NET ASSETS
Paid-in capital	$324,520,110
Accumulated net investment income	1,557,635
Accumulated net realized loss on investments and
foreign currency transactions	(20,230,710)
Net unrealized appreciation on investments	3,454,770
Net unrealized depreciation on foreign currency and translation
of other assets and liabilities in foreign currency	(5,618)
Net assets	$309,296,187
Retail class:
Net Assets	$192,243,991
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,164,914
Net asset value, offering price, and redemption price per share	$26.83
Institutional Class:
Net Assets	$117,052,196
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,367,582
Net asset value, offering price, and redemption price per share	$26.80

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2010

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $525,254)	$6,268,963
Interest	112,550
Total investment income	6,381,513

EXPENSES (Note 3)
Investment advisory fees	2,955,224
Distribution fees – Retail Class	481,048
Adminstration fees	265,538
Transfer agent fees	190,315
Fund accounting fees	121,902
Custody fees	91,538
Registration fees	52,876
Reports to shareholders	36,841
Audit fees	20,616
Miscellaneous expenses	14,521
Chief Compliance Officer fees	13,470
Trustee fees	12,002
Legal fees	4,160
Insurance expense	3,770
Total expenses	4,263,821
Plus: prior year fees waived subject to recoupment	46,352
Net expenses	4,310,173
Net investment income	2,071,340

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments
and foreign currency transactions	(6,606,718)
Change in net unrealized appreciation
on investments and foreign currency	25,379,492
Change in net unrealized depreciation of translation
of other assets and liabilities in foreign currency	(20,841)
Net realized and unrealized gain on investments
and foreign currency transactions	18,751,933
Net increase in net assets
resulting from operations	$20,823,273

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,071,340	$2,175,814
Net realized loss on investments
and foreign currency transactions	(6,606,718)	(12,693,677)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency	25,379,492	(51,656,024)
Change in net unrealized appreciation (depreciation)
of translation of other assets and
liabilities in foreign currency	(20,841)	684
Net increase (decrease) in net assets
resulting from operations	20,823,273	(62,173,203)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,085,169)	(2,090,965)
Institutional Class	(971,742)	(1,200,609)
From net realized gain
Retail Class	—	(95,765)
Institutional Class	—	(40,884)
Total distributions to shareholders	(2,056,911)	(3,428,223)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	24,964,345	20,871,295
Net increase in net assets derived from net change
in outstanding shares - Institutional Class (a) (b)	13,226,247	23,731,820
Total increase in net assets from
capital share transactions	38,190,592	44,603,115
Total increase (decrease) in net assets	56,956,954	(20,998,311)

NET ASSETS
Beginning of year	252,339,233	273,337,544
End of year	$309,296,187	$252,339,233
Undistributed net investment income	$1,557,635	$1,738,252

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Shares	Value	Shares	Value
Shares sold	2,092,575	$60,005,734	2,073,786	$49,703,209
Shares issued in reinvestment
of distributions	35,154	1,025,428	91,111	2,079,159
Shares redeemed (b)	(1,266,716)	(36,066,817)	(1,293,900)	(30,911,073)
Net increase	861,013	$24,964,345	870,997	$20,871,295

(b)	Net of redemption fees of $5,023 and $11,164, respectively.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Shares	Value	Shares	Value
Shares sold	724,253	$20,923,337	2,403,798	$55,727,739
Shares issued in reinvestment
of distributions	31,908	928,527	54,240	1,233,422
Shares redeemed (d)	(301,694)	(8,625,617)	(1,505,005)	(33,229,341)
Net increase	454,467	$13,226,247	953,033	$23,731,820

(d)	Net of redemption fees of $19 and $83, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class

	Year Ended June 30,
	2010	2009	2008	2007
Net asset value, beginning of period/year	$24.71	$32.56	$36.54	$29.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.18	0.34	0.32
Net realized and unrealized
gain (loss) on investments	2.14	(7.64)	(3.98)	7.79
Total from investment operations	2.28	(7.46)	(3.64)	8.11

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.37)	(0.23)	(0.32)
From net realized gain	—	(0.02)	(0.11)	(0.30)
Total distributions	(0.16)	(0.39)	(0.34)	(0.62)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period/year	$26.83	$24.71	$32.56	$36.54
Total return	9.19%	(22.78)%	(10.09)%	28.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$192.2	$155.8	$176.9	$172.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.48%	1.51%	1.49%	1.57%
After fees waived/recouped
and expenses absorbed	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.57%	0.86%	1.13%	0.99%
After fees waived/recouped
and expenses absorbed	0.55%	0.87%	1.12%	1.06%
Portfolio turnover rate	10%	13%	4%	0%

*Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Retail Class — Continued

	Period		Year
	Ended		Ended
	June 30,		August 31,
	2006++		2005
Net asset value, beginning of period/year	$25.49		$21.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.18
Net realized and unrealized
gain (loss) on investments	3.41		3.77
Total from investment operations	3.78		3.95

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.10)
From net realized gain	(0.06)		—
Total distributions	(0.22)		(0.10)
Paid-in capital from redemption fees (Note 2)	0.00	*	0.00
Net asset value, end of period/year	$29.05		$25.49
Total return	14.88	%^	18.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$119.8		$88.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.63	%+	1.69%
After fees waived/recouped and expenses absorbed	1.50	%+	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.60	%+	0.71%
After fees waived/recouped and expenses absorbed	1.73	%+	0.90%
Portfolio turnover rate	4	%^	1%

*	Less than $0.01 per share.
^	Not annualized.
+	Annualized.
++	On June 26, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Institutional Class

				Period
				Ended
	Year Ended June 30,			June 30,
	2010	2009	2008	2007*
Net asset value, beginning of period/year	$24.67	$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.23	0.38	0.42	0.16
Net realized and unrealized
gain (loss) on investments	2.13	(7.78)	(3.96)	1.97
Total from investment operations	2.36	(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.50)	(0.33)	—
From net realized gain	—	(0.02)	(0.11)	—
Total distributions	(0.23)	(0.52)	(0.44)	—
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	—	—
Net asset value, end of period/year	$26.80	$24.67	$32.59	$36.57
Total return	9.51%	(22.57)%	(9.82)%	6.18	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$117.1	$96.5	$96.5	$67.7

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.18%	1.21%	1.19%	1.23	%+
After fees waived and expenses absorbed	1.20%	1.20%	1.20%	1.20	%+

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
Before fees waived/recouped
and expenses absorbed	0.87%	1.21%	1.42%	2.28	%+
After fees waived/recouped
and expenses absorbed	0.85%	1.22%	1.41%	2.31	%+
Portfolio turnover rate	10%	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All domestic equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FTID valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund. As of June 30, 2010, the Fund did not hold fair valued securities other than securities fair valued by FTID.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,342,750	$20,492,098	$—	$34,834,848
Consumer Staples	5,459,460	8,616,611	—	14,076,071
Financials	3,573,000	11,599,795	—	15,172,795
Health Care	16,613,950	32,228,586	—	48,842,536
Industrials	8,273,236	39,876,303	—	48,149,539
Information Technology	37,747,354	6,979,568	—	44,726,922
Materials	14,948,730	15,956,891	—	30,905,621
Telecommunication Services	—	8,336,129	—	8,336,129
Utilities	2,880,900	19,981,407	—	22,862,307
Total Common Stocks	103,839,380	164,067,388	—	267,906,768
Preferred Stocks	—	8,929,505	—	8,929,505
Short-Term Investments	31,907,709	2,111,934	—	34,019,643
Total Investments
in Securities	$135,747,089	$175,108,827	$—	$310,855,916

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2010, the Fund decreased undistributed net income by $195,046, and increased accumulated net realized gain by $195,046.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

upon the average daily net assets of the Fund.  As compensation for its services, for the year ended June 30, 2010, the Fund incurred $2,955,224 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $23,007.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2012	$23,007

For the year ended June 30, 2010, fees of $46,352, previously waived by the Advisor, were recouped from the Fund and $74,092 expired on June 30, 2010.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended June 30, 2010, the Fund incurred $265,538 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2010, the Fund was allocated $13,470 of  the Trust’s Chief Compliance Officer fee.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2010, the Fund incurred $481,048 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2010, the Fund incurred $96,210 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2010, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $64,835,921 and $27,632,520, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2010.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2010 and the year ended June 30, 2009 was as follows:

	June 30, 2010	June 30,2009
Distributions paid from:
Ordinary income	$2,056,911	$3,398,725
Long-term capital gain	—	29,498
	$2,056,911	$3,428,223

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2010, Continued

As of June 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Tax cost of investments	$307,562,677
Gross tax unrealized appreciation	$46,267,656
Gross tax unrealized depreciation	(42,974,417)
Net tax unrealized appreciation	3,293,239
Unrealized depreciation on foreign currency	(5,618)
Undistributed ordinary income	1,752,198
Undistributed long-term capital gain	—
Total distributable earnings	1,752,198
Other accumulated gain/(loss)	(20,263,742)
Total accumulated gain/(loss)	$(15,223,923)

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2010, the fund deferred, on a tax basis, post-October currency losses of $33,032 and post October loss of $3,050,985.  At June 30, 2010, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, and $9,412,283 which expire in 2018 to offset future gains.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period September 1, 2005 to June 30, 2006 and the year ended August 31, 2005.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2010

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (866) 209-1962.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the positions listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Former Owner,	1	None.
(born 1938)		Term;	Golf Adventures,
c/o U.S. Bancorp		Since	LLC, (Vacation
Fund Services, LLC		May 1991.	Services); formerly
2020 E. Financial Way			President and Founder,
Suite 100			National Investor Data
Glendora, CA 91741			Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President,	Applicable.	Applicable.
c/o U.S. Bancorp		Aug. 2002.	U.S. Bancorp
Fund Services, LLC	Chief	Indefinite	Fund Services,
2020 E. Financial Way	Compliance	Term; Since	LLC, since
Suite 100	Officer	Sept. 2004	July 2001.
Glendora, CA 91741	Anti-	Indefinite
	Money	Term; Since
	Laundering	Dec. 2005.
Officer

Eric W. Falkeis	Executive	Indefinite	Senior Vice	Not	Not
(born 1973)	Vice	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	President	Since	Chief Financial
Fund Services, LLC		Nov.	Officer (and other
615 East Michigan St.		2009.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		Nov.	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			Pricewaterhouse-Coopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio 21

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2010, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Austria	0.0014	0.0096
Australia	0.0007	0.0094
Belgium	0.0006	0.0038
Brazil	0.0002	0.0072
Canada	0.0013	0.0087
Switzerland	0.0082	0.0547
Germany	0.0030	0.0338
Denmark	0.0036	0.0262
Spain	0.0077	0.0510
Finland	0.0019	0.0120
France	0.0051	0.0339
United Kingdom	0.0001	0.1011
Hong Kong	0.0000	0.0022
Italy	0.0002	0.0014
Japan	0.0025	0.0363
Netherlands	0.0017	0.0116
Sweden	0.0079	0.0529
Singapore	0.0000	0.0008

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2010, certain dividends paid by Portfolio 21 may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Portfolio, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2010 was 44%.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE

Portfolio 21 collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This is not a part of the Annual Report

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Fund

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$18,500	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	$ -	$1,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Fund

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   August 31, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   August 31, 2010

* Print the name and title of each signing officer under his or her signature.